UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2014

JANEL WORLD TRADE, LTD.

(Exact name of registrant as specified in its charter)

Nevada	333-60608	86-1005291
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

150-14 132nd Avenue, Jamaica, New York 11434

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (718) 527-3800

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Introductory Note

Janel World Trade, Ltd. (the “Company”) previously filed a Current Report on Form 8-K (the “Current Report”) with the Securities and Exchange Commission on September 16, 2014 to report the acquisition by the Company of the outstanding equity interests of Alpha International, LP, a New York limited partnership (“AILP”), and PCL Transport, LLC, a New Jersey limited liability company (“PCL”). The purpose of this amendment to the Current Report is to include the financial statements required under Item 9.01 of Form 8-K. Except for the foregoing, this Form 8-K/A effects no other changes to the Current Report.

Item 9.01.         Financial Statements and Exhibits.

(a)          Financial statements of businesses acquired:

The audited combined balance sheet of AILP and PCL at December 30, 2012 and 2013 and the audited combined statements of operations, changes in partner’s equity and cash flows for the years ended December 30, 2012 and 2013 and the combined balance sheet at June 30, 2014 (unaudited) and combined statements of operations and cash flows for the six months ended June 30, 2014 (unaudited), respectively, are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b)          Pro forma financial information:

The unaudited pro forma condensed combined balance sheet of the Company, AILP and PCL at June 30, 2014 and the unaudited pro forma combining statements of operations of the Company, AILP and PCL for the nine months ended June 30, 2014 and the year ended September 30, 2013 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(d)       Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	The audited balance sheets of Alpha International Limited Partnership and PCL Transport LLC at December 31, 2012 and 2013 and the audited statements of operations, changes in member’s equity and cash flows for the years ended December 31, 2012 and 2013 and the condensed consolidated balance sheet at June 30, 2014 (unaudited) and condensed consolidated statements of operations and cash flows for the six months ended June 30, 2014 (unaudited), respectively.
99.2	The unaudited pro forma condensed combined balance sheet of Janel World Trade, Ltd., Alpha International Limited Partnership and PCL Transport LLC at June 30, 2014 and the unaudited pro forma combining statements of operations of the Janel World Trade, Ltd., Alpha International Limited Partnership and PCL Transport LLC for the nine months ended June 30, 2014 and the year ended September 30, 2013, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JANEL WORLD TRADE, LTD.
(Registrant)

Date: November 26, 2014	By:	/s/ William J. Lally
William J. Lally
Chief Executive Officer